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                      SECURITIES AND EXCHANGE COMMISSION
                            -----------------------
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 8, 2001


                      Plains All American Pipeline, L.P.
               (Name of Registrant as specified in its charter)



             DELAWARE                       0-9808               76-0582150
   (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)



                         500 Dallas Street, Suite 700
                             Houston, Texas 77002
                                (713) 654-1414
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
        (Former name or former address, if changed since last report.)



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Item 5.   Other Events

     On June 8, 2001 Plains All American Pipeline, L.P. (the "Partnership") announced the completion of a strategic transaction involving its general partner. In connection with the transaction, an investor group comprised of Kayne Anderson Capital Advisors, EnCap Investments, James C. Flores, Strome Investments, John T. Raymond and an entity controlled by Greg L. Armstrong and other members of the management of the Partnership acquired an aggregate 54% ownership interest in the general partner from a subsidiary of Plains Resources Inc. In addition, Plains Resources has made available an incremental 2% aggregate ownership in the general partner to the management entity. At the closing of the transaction, a new entity owned by the investor group became the general partner of the Partnership.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          3.1 Amended and Restated Limited Partnership Agreement of Plains AAP, L.P., dated as of June 8, 2001.

          3.2 Amended and Restated Limited Liability Company Agreement of Plains All American GP, LLC, dated as of June 8, 2001.

          4.1 Registration Rights Agreement, dated as of June 8, 2001, among Plains All American Pipeline, L.P., Sable Holdings, L.P., E-Holdings III, L.P., KAFU Holdings, LP, PAA Management, L.P., Mark
               E. Strome, Strome Hedgings Fund, L.P., John T. Raymond and Plains All American Inc.

          10.1 Contribution, Assignment and Amendment Agreement, dated as of June 8, 2001 among Plains All American Inc., Plains AAP, L.P. and Plains All American GP LLC.

          10.2 Separation Agreement, dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc., Plains All American GP LLC, Plains AAP, L.P. and Plains All American Pipeline, L.P.

          10.3 Pension and Employee Benefits Assumption and Transition Agreement, dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc. and Plains All American GP LLC.

          99.1 Press Release dated June 11, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  June 11, 2001                    By:  Plains AAP, L.P., its general
                                             partner

                                        By:  Plains All American GP LLC, its
                                             general partner

                                        By: /s/ Tim Moore
                                           _________________________________
                                        Name:  Tim Moore
                                        Title: Vice President
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                               Index to Exhibits

     3.1 Amended and Restated Limited Partnership Agreement of Plains AAP, L.P., dated as of June 8, 2001.

     3.2 Amended and Restated Limited Liability Company Agreement of Plains All American GP, LLC, dated as of June 8, 2001.

     4.1 Registration Rights Agreement, dated as of June 8, 2001, among Plains All American Pipeline, L.P., Sable Holdings, L.P., E-Holdings III, L.P., KAFU Holdings, LP, PAA Management, L.P., Mark E. Strome, Strome Hedgings Fund, L.P., John T. Raymond and Plains All American Inc.

     10.1 Contribution, Assignment and Amendment Agreement, dated as of June 8, 2001 among Plains All American Inc., Plains AAP, L.P. and Plains All American GP LLC.

     10.2 Separation Agreement, dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc., Plains All American GP LLC, Plains AAP, L.P. and Plains All American Pipeline, L.P.

     10.3 Pension and Employee Benefits Assumption and Transition Agreement, dated as of June 8, 2001 among Plains Resources Inc., Plains All American Inc. and Plains All American GP LLC.

     99.1 Press Release date June 11, 2001.